Exhibit 99.1

Press Release	Source: Tribute Pharmaceuticals Canada Inc.

Tribute Pharmaceuticals Announces Acquisition of Medical Futures Inc., a Canadian Specialty Pharmaceutical Company
● Includes Canadian Rights to Durela®, Proferrin® and 13 Additional Products

MILTON, ONTARIO (Marketwire – June 17, 2015) - Tribute Pharmaceuticals Canada Inc. (OTCQX: TBUFF) (TSX Venture: TRX) ("Tribute" or the "Company"), a specialty pharmaceutical company with a primary focus on the acquisition, licensing, development and promotion of healthcare products in Canada and the U.S., is pleased to announce that it has acquired Medical Futures Inc. ("MFI") in a transaction valued at $25 million.  Financial terms of the deal include the payment of: $8.3 million in cash on closing; $5 million through the issuance of 3,723,008 common shares in the capital of Tribute; and, $5 million in the form of a one year term promissory note bearing interest at 8% annually convertible at MFI’s option at any time during the term into 2,813,778 common shares of Tribute; and future contingent cash milestone payments totaling $6 million based on attainment of certain conditions expected shortly after the close of this transaction.  Net Sales of MFI in the twelve month period ended March 31, 2015 were approximately $10 million. This transaction is expected to be immediately accretive.  Unless otherwise indicated herein, all references to monetary amounts are in Canadian dollars.

This acquisition further diversifies Tribute’s product portfolio in Canada through the addition of 13 marketed and 2 pipeline products.  Highlights of the MFI portfolio include Durela®, Proferrin® and Resultz®.

Durela® (tramadol HCI extended release capsules) is indicated for the management of moderate to moderately severe pain in adults who require continuous treatment for several days or more.  Durela® is available in a unique, patent protected formulation, consisting of an immediate release tablet, encapsulated with controlled release beads, providing for a unique drug release profile and once a day dosing. MFI licensed Durela® from Cipher Pharmaceuticals Inc. in September 2011 and has marketed the product in Canada since 2012. Durela® is protected by a patent in Canada through October 2022.

Proferrin® is a unique heme iron polypeptide formulated in a tablet. Heme is a naturally sourced form of iron derived from bovine hemoglobin and is used to prevent and treat those at risk of iron deficiency. Each Proferrin® tablet contains the equivalent of 11mg of elemental iron.  Proferrin® has a unique mechanism of action which results in optimal iron uptake, minimal side effects and equal efficacy with or without food.  MFI originally licensed Proferrin® from Colorado Biolabs, Inc. in December 2006. Proferrin® is protected by a patent in Canada through September 2026.

Resultz® (50% isopropyl myristate topical solution) is indicated for the treatment of head lice infestations in individuals 2 years and older.  Resultz® is a unique, non-toxic/pesticide free, patent protected, topical solution which is available without a prescription in pharmacies across Canada.  Resultz® treatment for head lice infestations is simple and consists of only 1 to 2 applications to achieve efficacy.   MFI assumed the Canadian license to Resultz® from Piedmont Pharmaceuticals LLC in August 2012.

“Based on 2014 actual results, the acquisition of the MFI business boosts our net revenues and gross margin by approximately 40% in Canada,” stated Rob Harris, President and CEO of Tribute.  “The MFI business provides Tribute with further product diversification and considering the similarities of our respective corporate structures, significant cost savings will be recognized as well”.  Mr. Harris went on to say, “Dr. Pardeep Nijhawan, founder and CEO and the team at MFI have built a very successful and unique business. Tribute looks forward to continuing to build on this platform, especially in light of the recently announced transaction between Tribute and Pozen, Inc. (see press release dated June 8, 2015) which, when completed will lead to the formation of Aralez Pharmaceuticals plc contemplated later this year.”

On June 8, 2015, Tribute entered into a merger agreement with Pozen, Inc. ("Pozen") valued at approximately US$146 million. Upon completion of the transaction, which is expected to occur in the fourth quarter of 2015, subject to satisfaction of various conditions, the combined company will be named Aralez Pharmaceuticals plc ("Aralez"). Upon closing, Aralez is expected to trade on NASDAQ and Toronto Stock Exchange. Adrian Adams, the current CEO of Pozen, Inc. will lead the new company that will include a US$350 million capital commitment from a Deerfield-led syndicate to fund the commercial launch of YOSPRALATM in the US and to pursue strategic acquisitions and growth opportunities in both Canada and the US.

Adrian Adams, CEO of Pozen stated “MFI is a strong fit with the Tribute portfolio, and we congratulate the team on reaching this agreement,” said Adrian Adams, CEO of Pozen and prospective CEO of Aralez.   “Once our companies are combined, Aralez will be focused on aggressive growth throughout North America and specifically in cardiovascular and pain treatments.  MFI will certainly contribute to this strategy.”

About Medical Futures Inc.

Medical Futures Inc. is a Canadian based specialty pharmaceutical company that sells both prescription and non-prescription pharmaceutical and natural therapeutic products.  Founded in 2000, MFI is privately owned and based in Markham, Ontario.  MFI’s product portfolio includes 13 marketed products: Durela®, Proferrin®, Iberogast®, Moviprep®, Normacol®,  Resultz®, Pegalax®, Balanse®, Balanse® Kids, Balanse® Diaflor™, Purfem®, and Onypen®.  MFI also holds exclusive Canadian rights to Octasa® and BedBugz™, both of which are pending submission to Health Canada.

About Tribute Pharmaceuticals Canada Inc.

Tribute is a specialty pharmaceutical company with a primary focus on the acquisition, licensing, development and promotion of healthcare products in Canada and the U.S. markets.

Tribute markets Cambia® (diclofenac potassium for oral solution), Bezalip® SR (bezafibrate), Soriatane® (acitretin), NeoVisc® (1.0% sodium hyaluronate solution) Uracyst® (sodium chondroitin sulfate solution 2%), Fiorinal®, Fiorinal® C, Visken®, Viskazide® and Collatamp® G in the Canadian market, as well as Fibricor® (fenofibric acid) in the United States market. Additionally, NeoVisc® and Uracyst® are commercially available and are sold globally through various international partnerships. Tribute also has the exclusive U.S. rights to develop and commercialize Bezalip® SR in the U.S. and has the exclusive right to sell bilastine, a product licensed from Faes Farma for the treatment of allergic rhinitis and chronic idiopathic urticaria (hives), in Canada. The exclusive license is inclusive of prescription and non-prescription rights for bilastine, as well as adult and pediatric presentations in Canada. This product is subject to receiving Canadian regulatory approval.

Additional Information and Where to Find It

In connection with the proposed transaction set forth in the Merger Agreement, Parent, Pozen and Tribute will be filing documents with the SEC, including a Registration Statement on Form S-4 filed by Parent that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Pozen stockholders in connection with the proposed transaction.  It is expected that shares of Parent to be issued by Parent to Tribute shareholders will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof.  Upon receipt of an interim court order in respect of the plan of arrangement, Tribute will be mailing an Information Circular to its shareholders in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS AS WELL AS THE INFORMATION CIRCULAR WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, Pozen, TRIBUTE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov. Investors and security holders will be able to obtain free copies of the Information Circular and other documents filed by Tribute on the System for Electronic Document Analysis Retrieval ("SEDAR") website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and security holders may obtain free copies of the documents filed by Pozen with the SEC on Pozen’s website at www.pozen.com under the heading “Investors” and then under the heading “SEC Filings” and free copies of the documents filed by Tribute with the SEC on Tribute’s website at www.tributepharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Participants in the Solicitation

Pozen and Tribute and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Pozen and shareholders of Tribute in connection with the proposed transaction. Information regarding the special interests, if any, of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus and Information Circular described above.  Additional information regarding the directors and executive officers of Pozen and Tribute is contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2014 filed with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Caution Regarding Forward-Looking Information and “Safe Harbor” Statement

This press release contains forward-looking statements under applicable securities laws, including, but not limited to, statements related to the anticipated consummation of the business combination transaction among Parent, Pozen and Tribute and the timing and benefits thereof, the anticipated equity and debt financings and the closings thereof, the combined company's strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, the proposed listing on the NASDAQ and TSX, the accretive nature of the transaction with MFI the impact of the transaction with MFI on Tribute’s net revenues and gross margins, the potential for future cost savings and the opportunities for growth from the MFI products and other statements that are not historical facts. These forward-looking statements are based on Pozen's and Tribute’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties ability to complete the combination and financings on the proposed terms and schedule; the parties’ ability to close the capital investment on the proposed terms and schedule; the combined company meeting the listing on the NASDAQ and TSX; risk that Parent may be taxed as a U.S. resident corporation; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company's shares could decline, as well as other risks related to Pozen's and Tribute’s business, including Pozen's inability to build, acquire or contract with a sales force of sufficient scale for the commercialization of YOSPRALATM in a timely and cost-effective manner, the parties’ failure to successfully commercialize their product candidates; costs and delays in the development and/or FDA approval of their product candidates (including YOSPRALATM), including as a result of the need to conduct additional studies or due to issues with third-party manufacturers, or the failure to obtain such approval of Pozen’s product candidates for all expected indications, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of its product candidates; the inability to maintain or enter into, and the risks resulting from Pozen’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including its dependence on AstraZeneca and Horizon for the sales and marketing of VIMOVO®, Pozen’s dependence on Patheon for the manufacture of YOSPRALATM 81/40 and YOSPRALATM 325/40; the ability of the parties to protect their intellectual property and defend their patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Pozen's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended March 31, 2015 and in Tribute’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended March 31, 2015. Pozen and Tribute undertake no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in their expectations.

Bezalip® SR and Soriatane® are registered trademarks and under license from Actavis Group PTC ehf. Cambia® is a registered trademark and under license from Depomed, Inc. Collatamp® G is a registered trademark and under license EUSA Pharma (Europe) Limited. Visken® and Viskazide® are registered trademarks under license with Novartis AG. Durela® is a registered trademark and under license from Cipher Pharmaceuticals Inc. Proferrin® is a registered trademark and under license from Colorado Biolabs, Inc. Moviprep® and Normacol® are registered trademarks and under license from the Norgine group of companies. Iberogast® is a registered trademark and under license from Bayer Consumer Care AG.

For further information on Tribute visit the Company's website: http://www.tributepharma.com

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contacts:

Scott Langille, CFO
Tribute Pharmaceuticals Canada Inc.
905-876-3166
scott.langille@tributepharma.com

BND Projects Inc.
Christina Cameron
christina@clcameron.com